Prospectus Supplement

December 7, 2009

Morgan Stanley Institutional Fund Trust

Supplement dated December 7, 2009 to the Morgan Stanley Institutional Fund Trust Prospectus dated January 30, 2009 of:

Municipal Portfolio

The first and second paragraphs of the section of the Prospectus entitled "Fund Management—Portfolio Management—Municipal Portfolio" are hereby deleted and replaced with the following:

The Portfolio's assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Thomas Byron, a Vice President of the Adviser, Neil Stone, a Managing Director of the Adviser, Robert J. Stryker, a Vice President of the Adviser, and Robert W. Wimmel, an Executive Director of the Adviser.

Mr. Byron has been associated with the Adviser or its investment advisory affiliates in an investment management capacity since 1981 and began managing the Portfolio in December 2009. Mr. Stone has been associated with the Adviser or its investment advisory affiliates in an investment management capacity since 1995 and began managing the Portfolio in November 1998. Mr. Stryker has been associated with the Adviser or its investment advisory affiliates in an investment management capacity since 1994 and began managing the Portfolio in December 2009. Mr. Wimmel has been associated with the Adviser or its investment advisory affiliates in an investment management capacity since 1996 and began managing the Portfolio in December 2009.

Please retain this supplement for future reference.

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